Debt - Components of Long-term Debt (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Debt Instrument [Line Items]
Finance leases	$ 2,800,000	$ 300,000
Other debt	8,800,000	23,500,000
Total	493,200,000	504,200,000
Less – current maturities	5,000,000.0	13,000,000.0
Total long-term debt	$ 488,200,000	491,200,000
Senior Notes | Senior Secured Notes Due 2027
Debt Instrument [Line Items]
Interest rate (as a percentage)	6.875%
Face value	$ 485,000,000	485,000,000.0
Unamortized issuance costs	3,400,000	4,600,000
6.875% senior secured notes due November 1, 2027 (Face value of $485.0 million less unamortized issuance costs of $3.4 million and $4.6 million at December 31, 2024 and 2023, respectively)	$ 481,600,000	$ 480,400,000